SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2021, we entered into a Memorandum of Understanding (“MOU”) with Jose Ramon Olivar and Eduardo Borrero (together, “Seller”) concerning the sale by Seller and the purchase by us of 51% of the membership interests Seller holds in Smartbiz Telecom LLC (the “Company”).

The Company is a Florida Corporation which provides telecommunication services, dedicated to VoIP business for wholesale and retail markets.

The consideration for the acquisition consists of $1,000,000 in our common stock to Seller. Seller has the option to price the shares at the execution of the MOU, at the average value of the last 5 days of trading prior to execution, discounted by 10%, or to value the stock at the moment the shares are issued, at the average value of the last 5 days of trading prior to issuance, discounted by 10%.

If by the time the stock is sold, Seller does not recover at least One Million Dollar (US$ 1,000,000.00), Seller may request that we pay the difference in cash until completing the US$1,000,000.00, or may request that more common stock be issued to cover the difference up to US$1,000,000.00. Notwithstanding anything to the contrary herein, this true up provision only exists for one year from issuance, such that if Seller sells the shares later than one year from issuance, the requirement to true up Seller of $1,000,000 shall be of no force and effect.

The parties to the MOU plan to enter into a purchase agreement (the “Purchase Agreement”) to complete the transaction. Prior to the signing of the final Purchase Agreement, we will enter into an agreement with the management of the Company to guarantee the operational continuity of the Company over the next years.

The MOU is valid for a period of 6 months since execution. The foregoing description of the MOU is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 8 – Other Events

Item 8.01	Other Events

On November 18, 2021, we issued a press release concerning the MOU. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Memorandum of Understanding, dated November 18, 2021
99.1	Press Release, dated November 18, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date November 19, 2021

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